SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


           Date of Report
         (Date of earliest
          event reported):                  September 18, 2003


                             THE MARCUS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                    1-12609                39-1139844
     ---------------               -----------             -------------
     (State or other               (Commission             (IRS Employer
     jurisdiction of               File Number)         Identification No.)
      incorporation)


         100 East Wisconsin Avenue, Suite 1900, Milwaukee, WI 53202-4125
         ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 905-1000
                         -------------------------------
                         (Registrant's telephone number)

Item 7.        Financial Statements and Exhibits.
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               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits. The following exhibit is being filed herewith:

                    (99.1) The Marcus Corporation press release, dated September
               18, 2003, regarding its first quarter financial results.

Item 9.        Regulation FD Disclosure.
-------        --------------------------

     On September 18, 2003, The Marcus Corporation issued a press release announcing its financial results for the first quarter ended August 28, 2003. A copy of the company's press release is being furnished as Exhibit 99.1.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE MARCUS CORPORATION


Date: September 18, 2003
                                   By:  /s/ Douglas A. Neis
                                        ----------------------------------------
                                        Douglas A. Neis
                                        Chief Financial Officer and Treasurer